UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2003

                         ______________________________


                            IMPERIAL INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                1-7190                              65-0854631
                ------                              ----------
         (Commission File No.)            (IRS Employer Identification No.)

                           1259 Northwest 21st Street
                          Pompano Beach, Florida 33069
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (954) 917-7665
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ITEM 7.  EXHIBITS

         99.1 Press Release issued by Imperial Industries, Inc. dated August 12, 2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 12, 2003, Imperial Industries, Inc. (the "Company") issued a press release announcing the Company's operating results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

         In accordance with procedural guidance from the Securities and Exchange Commission, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 12. Disclosure of Results and Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly stated by specific reference in such a filing.

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


                                  EXIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1              Press Release issued by Imperial Industries, Inc. dated
                  August 12, 2003



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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Imperial Industries, Inc.

                                         By: /s/ Howard L. Ehler, Jr.
                                             ------------------------
                                             Howard L. Ehler, Jr.
                                             Principal Executive Officer/
                                             Chief Financial Officer

Dated:   August 12, 2003


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